EXHIBIT 99.1




                      UNITED STATES BANKRUPTCY COURT
                       FOR THE DISTRICT OF DELAWARE

_____________________________________________

                                             :
In re:                                       :
                                             :            CHAPTER 11
WIRELESS ONE, INC.,                          :
                                             :            Case No. 99-295 (PJW)
Debtor.                                      :
                                             :
_____________________________________________


               DEBTOR'S FIRST AMENDED PLAN OF REORGANIZATION
           UNDER CHAPTER 11 OF THE BANKRUPTCY CODE, AS MODIFIED

LATHAM & WATKINS                             MORRIS, NICHOLS, ARSHT & TUNNELL
Co-Counsel for Wireless One, Inc.            Co-Counsel for Wireless One, Inc.

885 Third Avenue, Suite 1000                 1201 North Market Street
New York, New York 10022                     P.O. Box 1347
(212) 906-1200                               Wilmington, Delaware 19899-1347
                                             (302) 658-9200


Dated:  October 22, 1999

                             TABLE OF CONTENTS
                                                                           PAGE
SECTION 1. DEFINITIONS AND INTERPRETATION....................................1

1.1. Definitions.............................................................1
1.2. Interpretation; Application of Definitions and Rules of Construction...11

SECTION 2. PROVISIONS FOR PAYMENT OF ADMINISTRATIVE EXPENSE
                CLAIMS AND PRIORITY TAX CLAIMS..............................11

2.1. Administrative Expense Claims..........................................11
2.2. Priority Tax Claims....................................................11

SECTION 3. CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS....................12

SECTION 4. PROVISIONS FOR TREATMENT OF CLAIMS AND EQUITY INTERESTS..........12

4.1. Priority Non-Tax Claims (Class 1)......................................12
4.2. Secured Claims (Class 2)...............................................12
4.3. BTA Installment Note Claims (Class 3)..................................12
4.4. Unsecured Claims (Class 4).............................................13
4.5. Other Old Senior Note Claims (Class 5).................................13
4.6. MCI WorldCom Claims and Interests (Class 6)............................13
4.7. Indemnity Claims (Class 7).............................................13
4.8. Old Common Stock Interests (Class 8)...................................14
4.9. Other Equity Interests (Class 9).......................................14
4.10. Alternative Treatment for Holders of Allowed Claims...................14

SECTION 5. IDENTIFICATION OF CLASSES OF CLAIMS AND INTERESTS
                IMPAIRED; ACCEPTANCE OR REJECTION OF THE PLAN...............14

5.1. Holders of Claims and Equity Interests Entitled to Vote................14
5.2. Holders of Claims and Equity Interests Not Entitled to Vote............14

SECTION 6. MEANS OF IMPLEMENTATION..........................................15

6.1. Distributions..........................................................15
6.2. Issuance of New Securities.............................................15
6.3. Cash Payments by MCI WorldCom..........................................15
6.4. Exit Financing.........................................................15
6.5. Bankruptcy Incentive Compensation......................................15
6.6. Cancellation of Existing Securities and Agreements.....................15
6.7. Corporate Action.......................................................16
6.8. Restated Certificate of Incorporation..................................16

SECTION 7. PROVISIONS GOVERNING DISTRIBUTIONS...............................16

7.1. Date of Distributions..................................................16
7.2. Disbursing Agent.......................................................16

7.3. Surrender of Instruments...............................................17
7.4. Compensation of Professionals..........................................17
7.5. Delivery of Distributions..............................................17
7.6. Manner of Payment Under the Plan.......................................18
7.7. Setoffs and Recoupment.................................................18
7.8. Distributions After Effective Date.....................................18
7.9. Rights and Powers of Disbursing Agent..................................18
7.10. Exculpation...........................................................18

SECTION 8. PROCEDURES FOR TREATING DISPUTED CLAIMS UNDER THE PLAN...........19

8.1. Disputed Claims Process................................................19
8.2. No Distributions Pending Allowance.....................................19
8.3. Distributions After Allowance..........................................19
8.4. Voting Rights of Holders of Disputed Claims............................19

SECTION 9. PROVISIONS GOVERNING EXECUTORY CONTRACTS AND UNEXPIRED LEASES....20

9.1. Assumption or Rejection of Contracts and Leases........................20
9.2. Amendments to Schedule; Effect of Amendments...........................20
9.3. Bar to Rejection Damage Claims.........................................20
9.4. Indemnification Obligations............................................21

SECTION 10. CONDITIONS PRECEDENT TO EFFECTIVE DATE..........................21

10.1. Conditions Precedent to Effective Date of the Plan....................21
10.2. Waiver of Conditions Precedent........................................22

SECTION 11. EFFECT OF CONFIRMATION..........................................22

11.1. Vesting of Assets.....................................................22
11.2. Binding Effect........................................................22
11.3. Discharge of Debtor...................................................22
11.4. Term of Injunctions or Stays..........................................22
11.5. Indemnification Obligations...........................................23
11.6. Releases..............................................................23

SECTION 12. WAIVER OF AVOIDANCE ACTION CLAIMS...............................23

SECTION 13. RETENTION OF JURISDICTION.......................................23

SECTION 14. MISCELLANEOUS PROVISIONS........................................25

14.1. Payment of Statutory Fees.............................................25
14.2. Retiree Benefits......................................................25
14.3. Administrative Expenses Incurred After the Confirmation Date..........25
14.4. Section 1125(e) of the Bankruptcy Code................................25
14.5. Compliance with Tax Requirements......................................25
14.6. Severability of Plan Provisions.......................................25

14.7. Notices...............................................................26
14.8. Governing Law.........................................................27
14.9. Binding Effect........................................................28

                        DEBTOR'S PLAN OF REORGANIZATION
                  UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

        Wireless One, Inc. proposes  the  following   chapter  11  Plan  of
Reorganization, dated as of October 22, 1999, pursuant to section 1121(a) of the Bankruptcy Code:

SECTION 1.  DEFINITIONS AND INTERPRETATION

        1.1.  Definitions.

The following terms used herein shall have the respective meanings defined below:

1995 Senior Notes                               means the 13% Senior  Notes Due 2003 issued by the
                                                Debtor  having an aggregate  principal  amount  of
                                                $150 million.

1996 Senior Discount Notes                      means the  13 1/2 % Senior Discount Notes Due 2006
                                                issued by the Debtor having an aggregate principal
                                                amount at maturity of $239,252,000 and an accreted
                                                value on the Petition Date of $172.4 million.

Administrative Expense Claim                    means any right  to payment constituting a cost or
                                                expense of administration  of  the Chapter 11 Case
                                                allowed under sections 503(b) and 507(a)(l) of the
                                                Bankruptcy  Code,  including, without  limitation,
                                                (a) any actual and necessary costs and expenses of
                                                preserving the Debtor's estate, (b) any actual and
                                                necessary  costs and  expenses  of  operating  the
                                                Debtor's  business   in  the  ordinary  course  of
                                                business,  (c)  any  indebtedness  or  obligations
                                                incurred or assumed by  the  Debtor  in Possession
                                                during the Chapter 11 Case in the ordinary  course
                                                of  business,  (d)  any allowances of compensation
                                                and  reimbursement  of   expenses  to  the  extent
                                                allowed by Final Order under section 330 or 503 of
                                                the Bankruptcy Code, and (e)  any  fees or charges
                                                assessed against the Debtor's estate under section
                                                1930, title 28, United States Code.

Aggregate Exercise Proceeds                     means  the aggregate exercise price payable if all
                                                of the Old  Unexercised  Options and Warrants were
                                                to be exercised.


Aggregate Option and Warrant Shares             means  the number of shares of common stock of the
                                                Debtor  which   the  holders  of  Old  Unexercised
                                                Options and Warrants would be entitled to purchase
                                                upon exercise of such options and warrants.

Alex. Brown                                     means BT Alex. Brown,  Inc.  or  any  successor or
                                                assign thereof.

Alex. Brown Stipulation                         means  that  certain  stipulation  among  BT Alex.
                                                Brown, the Debtor and the unofficial committee  of
                                                certain  holders  of  Old Senior Notes dated as of
                                                March 31, 1999.

Allowed                                         means,  with  reference  to  any  Claim  or Equity
                                                Interest, (a) any Claim or Equity Interest  as  to
                                                which   no   objection   to   allowance  has  been
                                                interposed on or before the Confirmation  Date  or
                                                such  other  applicable  period  of limitation set
                                                forth  herein, fixed by the Bankruptcy  Code,  the
                                                Bankruptcy  Rules,  or the Bankruptcy Court, or as
                                                to which any objection  has  been  determined by a
                                                Final  Order  to  the  extent  such  objection  is
                                                determined in favor of the respective  holder, (b)
                                                any  Claim  or  Equity  Interest  as to which  the
                                                liability of the Debtor and the amount thereof are
                                                determined by final order of a court  of competent
                                                jurisdiction  other than the Bankruptcy  Court  or
                                                (c) any Claim or Equity Interest expressly allowed
                                                hereunder.  Unless otherwise specified in the Plan
                                                or  in  a  Final Order  of  the  Bankruptcy  Court
                                                allowing such  claim,  "Allowed" in reference to a
                                                Claim shall not include (a) interest on the amount
                                                of such Claim accruing from and after the Petition
                                                Date, (b) punitive or exemplary damages or (c) any
                                                fine, penalty or forfeiture.

BTA Installment Notes                           means   approximately  $21.1   million   aggregate
                                                principal  amount  of  obligations of the Debtor's
                                                wholly-owned direct and  indirect  subsidiaries to
                                                the  United  States Government in connection  with
                                                the  purchase  of  certain  licenses  to  transmit
                                                signals in certain  basic  trading areas which are
                                                regularly paid by the Debtor.


BTA Installment Note Claims                     means  Claims,  if  any,  arising   under   or  in
                                                connection  with  the BTA Installment Notes or  in
                                                connection with the  purchase  of certain licenses
                                                to transmit signals in certain basic trading areas
                                                which relate to the BTA Installment Notes.

Bankruptcy Code                                 means  title  11, United States Code,  as  amended
                                                from time to time, as applicable to the Chapter 11
                                                Case.

Bankruptcy Court                                means  the  United  States  District Court for the
                                                District of Delaware having jurisdiction  over the
                                                Chapter   11  Case  and,  to  the  extent  of  any
                                                reference made under section 157, title 28, United
                                                States Code,  the  unit  of  such  District  Court
                                                having jurisdiction over the Chapter 11 Case under
                                                section 151, title 28, United States Code.

Bankruptcy Rules                                means the Federal Rules of Bankruptcy Procedure as
                                                promulgated  by  the  United  States Supreme Court
                                                under section 2075, title 28, United  States Code,
                                                as  amended from time to time, applicable  to  the
                                                Chapter  11  Case,  and  any  Local  Rules  of the
                                                Bankruptcy Court.

Bondholder Litigation Claim                     means  a  Claim  (a)  arising from rescission of a
                                                purchase or sale of a debt security of the Debtor,
                                                (b) for damages arising  from the purchase or sale
                                                of such a debt security or  (c)  for reimbursement
                                                or contribution allowed under section  502  of the
                                                Bankruptcy  Code on account of a Claim for damages
                                                or rescission arising out of a purchase or sale of
                                                a debt security of the Debtor.

Business Day                                    means any day  other  than a Saturday, a Sunday or
                                                any other day on which banking institutions in New
                                                York, New York are required or authorized to close
                                                by law or executive order.

Cash                                            means  legal  tender  of  the   United  States  of
                                                America.


Chapter 11 Case                                 means  the  Debtor's voluntary case filed with the
                                                Bankruptcy  Court   under   Chapter   11   of  the
                                                Bankruptcy Code.

Charter                                         means the Restated Certificate of Incorporation of
                                                Reorganized    Wireless,   which   shall   be   in
                                                substantially the form annexed as Exhibit 1 to the
                                                Plan.

Claim                                           means  (a)  any  right to payment from the Debtor,
                                                whether or not such  right is reduced to judgment,
                                                liquidated,   unliquidated,   fixed,   contingent,
                                                matured, unmatured,  disputed,  undisputed, legal,
                                                equitable,   secured,  or  unsecured,   known   or
                                                unknown, or (b)  any  right to an equitable remedy
                                                for breach of performance  if  such  breach  gives
                                                rise  to  a  right  of  payment  from  the Debtor,
                                                whether  or not such right to an equitable  remedy
                                                is  reduced   to   judgment,   fixed,  contingent,
                                                matured, unmatured, disputed, undisputed, secured,
                                                or unsecured, known or unknown.

Class                                           means any group of substantially similar Claims or
                                                Equity  Interests  classified by the Plan pursuant
                                                to section 1129(a)(l) of the Bankruptcy Code.

Collateral                                      means any property or  interest in property of the
                                                Debtor's estate subject  to  a  Lien to secure the
                                                payment or performance of a Claim,  which  Lien is
                                                not  subject  to  avoidance  under  the Bankruptcy
                                                Code.

Confirmation Date                               means   the   date  on  which  the  Clerk  of  the
                                                Bankruptcy Court  enters the Confirmation Order on
                                                its docket.

Confirmation Hearing                            means  the  hearing  to  be held by the Bankruptcy
                                                Court regarding confirmation  of the Plan, as such
                                                hearing may be adjourned or continued from time to
                                                time.

Confirmation Order                              means the order of the Bankruptcy Court confirming
                                                the  Plan,  which  shall  be  in a form reasonably
                                                acceptable to the Debtor and MCI WorldCom.


Debtor                                          means Wireless One, Inc., a Delaware  corporation,
                                                the debtor in the Chapter 11 Case.

Debtor in Possession                            means  the  Debtor  in its capacity as a debtor in
                                                possession in the Chapter  11  Case under sections
                                                1107(a) and 1108 of the Bankruptcy Code.

DGCL                                            means the General Corporation Law  of the State of
                                                Delaware, as amended from time to time.

Disallowed                                      means, when used with respect to a Claim or Equity
                                                Interest, a Claim or Equity Interest that has been
                                                disallowed by Final Order.

Disbursing Agent                                means  any  entity in its capacity as a disbursing
                                                agent under Sections 7.2 and 7.10 of the Plan.

Disclosure Statement                            means  the disclosure  document  relating  to  the
                                                Plan, including,  without limitation, all exhibits
                                                and  schedules  thereto   as   approved   by   the
                                                Bankruptcy  Court  pursuant to section 1125 of the
                                                Bankruptcy Code.

Disputed Claim                                  means, with respect to a Claim or Equity Interest,
                                                any  such  Claim or Equity Interest proof of which
                                                was filed with  the Bankruptcy Court and (a) which
                                                has been or hereafter  is  listed on the Schedules
                                                as unliquidated, disputed or contingent, and which
                                                has not been resolved by written  agreement of the
                                                parties  or an order of the Bankruptcy  Court,  or
                                                (b) as to  which  the Debtor or any other party in
                                                interest  has interposed  a  timely  objection  in
                                                accordance   with  the  Bankruptcy  Code  and  the
                                                Bankruptcy Rules,  which  objection  has  not been
                                                withdrawn  or determined by a Final Order.   Prior
                                                to (i) the time  an  objection  has been filed and
                                                (ii)  the expiration of the time within  which  to
                                                object  to such Claim or Equity Interest set forth
                                                herein or  otherwise  established  by order of the
                                                Bankruptcy Court, a Claim or Equity Interest shall
                                                be considered a Disputed Claim or Disputed  Equity
                                                Interest  to  the  extent  that  the amount of the
                                                Claim or Equity Interest specified  in  a proof of
                                                Claim or Equity Interest exceeds the amount of the


                                                Claim  or Equity Interest scheduled by the  Debtor
                                                as not disputed, contingent or unliquidated.

Effective Date                                  means the  first  Business  Day  on  which all the
                                                conditions   precedent   to  the  Effective   Date
                                                specified in Section 10.1  of  the Plan shall have
                                                been  satisfied or waived as provided  in  Section
                                                10.2 of  the  Plan;  provided,  however, that if a
                                                stay of the Confirmation Order is  in  effect, the
                                                Effective  Date  shall  be the first Business  Day
                                                after such stay is no longer in effect.

Equity Interest                                 means  the  interest  of  any   holder  of  equity
                                                securities of the Debtor represented by any issued
                                                and  outstanding  shares  of common  or  preferred
                                                stock  or  other instrument evidencing  a  present
                                                ownership interest  in  the Debtor, whether or not
                                                transferable,  or any option,  warrant  or  right,
                                                contractual   or   otherwise,   to   acquire,   in
                                                connection with or related  to  any such interest,
                                                including,  without  limitation, any  rights  with
                                                respect  to  the  Debtor  under  any  registration
                                                rights  agreement  or  stockholders  agreement  to
                                                which the Debtor is a party.

Final Order                                     means an order or judgment of the Bankruptcy Court
                                                entered by the Clerk  of  the  Bankruptcy Court on
                                                the docket in the Chapter 11 Case,  which  has not
                                                been  reversed,  vacated or stayed and as to which
                                                (a) the time to appeal, petition for certiorari or
                                                move for a new trial,  reargument or rehearing has
                                                expired and as to which  no  appeal,  petition for
                                                certiorari  or other proceedings for a new  trial,
                                                reargument or  rehearing  shall then be pending or
                                                (b) if an appeal, writ of certiorari,  new  trial,
                                                reargument  or  rehearing thereof has been sought,
                                                such order or judgment  of  the  Bankruptcy  Court
                                                shall  have been affirmed by the highest court  to
                                                which such order was appealed, or certiorari shall
                                                have been  denied  or  a  new trial, reargument or
                                                rehearing shall have been denied or resulted in no
                                                modification of such order,  and  the time to take
                                                any  further  appeal,  petition for certiorari  or
                                                move  for  a  new trial, reargument  or  rehearing
                                                shall have expired;  provided,  however,  that the


                                                possibility  that  a  motion under Rule 60 of  the
                                                Federal Rules of Civil Procedure, or any analogous
                                                rule  under the Bankruptcy  Rules,  may  be  filed
                                                relating to such order, shall not cause such order
                                                not to be a Final Order.

Indemnity Claim                                 means a  Claim  of  a  director  or officer of the
                                                Debtor  that  was  not  a  director  or   officer,
                                                respectively,  at  any time on or after August  1,
                                                1998  for  any  obligations   of   the  Debtor  to
                                                indemnify   directors  or  officers  against   any
                                                obligations pursuant  to  the Debtor's certificate
                                                of  incorporation, by-laws,  contract,  applicable
                                                state  law,  any  combination of the foregoing, or
                                                otherwise.

Lien                                            means  any  charge  against,  encumbrance  upon or
                                                other  interest  in property, the purpose of which
                                                is to secure payment  of  a debt or performance of
                                                an obligation.

MCI WorldCom                                    means  MCI  WORLDCOM, Inc. and any subsidiaries or
                                                affiliates thereof.

MCI WorldCom Claims and Interests               means  the  Claims   and   Equity  Interests  held
                                                directly or indirectly by MCI WorldCom, other than
                                                a  Claim  of  MCI  WorldCom  associated  with  the
                                                Postpetition Financing.

MCI WorldCom Old Senior Notes                   means Old Senior Notes held directly or indirectly
                                                by MCI WorldCom.

New Common Stock                                means  the  shares  of common stock of Reorganized
                                                Wireless to be issued  and  outstanding  as of the
                                                Effective Date.

Old Common Stock                                means  the  issued and outstanding common stock of
                                                the Debtor other  than  such  common  stock  as is
                                                included among MCI WorldCom Claims and Interests.

Old Common Stock Interest                       means an Equity Interest represented by shares  of
                                                Old  Common  Stock and the Old Unexercised Options
                                                and Warrants.


Old Common Stock Share Amount                   means  an amount equal to (x) $22,611,110 plus the
                                                Aggregate  Exercise  Proceeds  divided  by (y) the
                                                number  of  shares  of  Old Common Stock plus  the
                                                Aggregate Option and Warrant Shares.

Old Indentures                                  means (i) that certain indenture  with  respect to
                                                the 1995 Senior Notes dated as of October 24, 1995
                                                between the Debtor and United States Trust Company
                                                of   New   York,  as  trustee,  as  amended  by  a
                                                supplemental indenture dated July 26, 1996, and as
                                                further amended by a second supplemental indenture
                                                dated August  24,  1998,  and  (ii)  that  certain
                                                indenture with respect to the 1996 Senior Discount
                                                Notes  dated  as  of  August  12, 1996 between the
                                                Debtor  and  United States Trust  Company  of  New
                                                York, as trustee,  as  amended  by  a supplemental
                                                indenture dated August 24, 1998.

Old Senior Notes                                means, collectively, the 1995 Senior Notes and the
                                                1996 Senior Discount Notes or the Old Indentures.

Old Unexercised Options and Warrants            means  the options and warrants to purchase shares
                                                of the common stock of the Debtor (other than such
                                                options  and  warrants  as  are included among MCI
                                                WorldCom  Claims  and  Interests)  which  (i)  are
                                                exercisable as of the Effective Date and (ii) have
                                                an exercise price that is  less  than  the  amount
                                                derived  by  dividing  (x)  $22,611,110 by (y) the
                                                total number of issued and outstanding  shares  of
                                                common  stock of the Debtor (other than such stock
                                                as  is included  among  MCI  WorldCom  Claims  and
                                                Interests)  assuming  that  all  such  options and
                                                warrants have been exercised.

Other Equity Interest                           means  an Equity Interest in the Debtor, including
                                                warrants  and  options,  other  than an Old Common
                                                Stock Interest.

Other Old Senior Notes                          means Old Senior Notes other than MCI WorldCom Old
                                                Senior Notes.

Other Old Senior Note Claim                     means  a Claim arising under or in connection with
                                                the Other  Old  Senior Notes or the Old Indentures
                                                in respect thereof.


Petition Date                                   means February 11,  1999,  the  date  on which the
                                                Debtor commenced the Chapter 11 Case.

Plan                                            means this Plan of Reorganization Under Chapter 11
                                                of the Bankruptcy Code dated as of August 5, 1999,
                                                including,  without  limitation,  the exhibits and
                                                schedules  hereto, as the same may be  amended  or
                                                modified from  time to time in accordance with the
                                                provisions of the  Bankruptcy  Code  and the terms
                                                hereof.

Postpetition Financing                          means that certain postpetition financing facility
                                                between  the  Debtor  and MCI WorldCom approved by
                                                the Bankruptcy Court on July 20, 1999.

Priority Non-Tax Claim                          means  any  Claim  other  than  an  Administrative
                                                Expense Claim or a Priority Tax Claim, entitled to
                                                priority in payment under section  507(a)  of  the
                                                Bankruptcy Code.

Priority Tax Claim                              means any Claim of a governmental unit of the kind
                                                entitled  to  priority  in payment as specified in
                                                sections 502(i) and 507(a)(8)  of  the  Bankruptcy
                                                Code.

Rejection Claim                                 means  any  Claim  against the Debtor arising from
                                                the  rejection  of  any   executory   contract  or
                                                unexpired  lease,  including  any Claim of  (a)  a
                                                lessor for damages resulting from the rejection of
                                                a lease of real property as any  such  claim shall
                                                be calculated in accordance with section 502(b)(6)
                                                of  the  Bankruptcy  Code  or (b) an employee  for
                                                damages  resulting  from  the  rejection   of   an
                                                employment  agreement  as  any such Claim shall be
                                                calculated in accordance with section 502(b)(7) of
                                                the Bankruptcy Code.

Reorganized Wireless                            means  the Debtor, as it will be reorganized as of
                                                the Effective Date in accordance with the Plan.


Schedules                                       means the  schedules of assets and liabilities and
                                                the statement  of  financial  affairs filed by the
                                                Debtor under section 521 of the  Bankruptcy  Code,
                                                Bankruptcy  Rule  1007 and the Official Bankruptcy
                                                Forms of the Bankruptcy  Rules  as  such schedules
                                                and statements have been or may be supplemented or
                                                amended through the Confirmation Date.

Secured Claim                                   means  a Claim secured by a Lien on Collateral  to
                                                the extent  of the value of such Collateral (i) as
                                                set forth in  the  Plan,  (ii) as agreed to by the
                                                holder of such Claim and the  Debtor  or  (iii) as
                                                determined  by  a  Final  Order in accordance with
                                                section 506(a) of the Bankruptcy  Code  or, in the
                                                event  that such Claim is subject to setoff  under
                                                section  553 of the Bankruptcy Code, to the extent
                                                of such setoff.

Stockholder Litigation Claim                    means a Claim  (a)  arising  from  rescission of a
                                                purchase  or  sale  of an equity security  of  the
                                                Debtor, (b) for damages  arising from the purchase
                                                or  sale  of  such  equity  security  or  (c)  for
                                                reimbursement   or  contribution   allowed   under
                                                section 502 of the Bankruptcy Code on account of a
                                                Claim for damages  or  rescission arising out of a
                                                purchase  or  sale of an equity  security  of  the
                                                Debtor.

Trade Claim                                     means  an  Unsecured Claim for goods, materials or
                                                services provided to the Debtor or rendered to the
                                                Debtor in the ordinary course of business prior to
                                                the  Petition  Date.   A  Trade  Claim  shall  not
                                                include  an  Old Senior Note Claim or MCI WorldCom
                                                Claims and Interests.

Unsecured Claim                                 means any Claim  against the Debtor that is not an
                                                Administrative Expense  Claim,  a Priority Non-Tax
                                                Claim,  a Priority Tax Claim, an Old  Senior  Note
                                                Claim, a  BTA  Installment  Note Claim, MCI Claims
                                                and Interests or a Secured Claim.


        1.2.  Interpretation; Application of Definitions and Rules of
              Construction.

        Unless otherwise specified, all section, schedule or exhibit references in the Plan are to the respective section in or schedule or exhibit to, the Plan, as the same may be amended, waived or modified from time to time. The words "herein," "hereof," "hereto," "hereunder" and other words of similar import refer to the Plan as a whole and not to any particular section, subsection or clause contained in the Plan. A term used herein that is not defined herein shall have the meaning assigned to that term in the Bankruptcy Code. The rules of construction contained in section 102 of the Bankruptcy Code shall apply to the construction of the Plan. The headings in the Plan are for convenience of reference only and shall not limit or otherwise affect the provisions hereof.

SECTION 2. PROVISIONS FOR PAYMENT OF ADMINISTRATIVE EXPENSE CLAIMS AND PRIORITY TAX CLAIMS

        2.1.  Administrative Expense Claims.

        On the Effective Date, except to the extent that a holder of an Allowed Administrative Expense Claim agrees to a different treatment of such Administrative Expense Claim, Reorganized Wireless shall pay to each holder of an Allowed Administrative Expense Claim Cash in an amount equal to such Allowed Administrative Expense Claim; provided, however, that Allowed Administrative Expense Claims representing liabilities incurred in the ordinary course of business by the Debtor in Possession or liabilities arising under loans or advances to or other obligations incurred by the Debtor in Possession, whether or not incurred in the ordinary course of business, shall be assumed and paid by Reorganized Wireless in the ordinary course of business, consistent with past practice and in accordance with the terms and subject to the conditions of any agreements governing, instruments evidencing or other documents relating to such transactions.

        The Postpetition Financing shall be treated in accordance with its terms pursuant to section 6.4 hereof.

        2.2.  Priority Tax Claims.

        Except to the extent that a holder of an Allowed Priority Tax Claim agrees to a different treatment of such Allowed Priority Tax Claim, Reorganized Wireless shall either (i) on the Effective Date pay to each holder of an Allowed Priority Tax Claim that is due and payable on or before the Effective Date Cash in an amount equal to such Allowed Priority Tax Claim, or (ii) provide such other treatment as may be permitted under
Section 1129(a)(9) of the Bankruptcy Code to holders of Allowed Priority Tax Claims. All Allowed Priority Tax Claims that are not due and payable on or before the Effective Date shall be paid in the ordinary course of business in accordance with the terms thereof or accorded such other treatment as may be permitted under Section 1129(a)(9) of the Bankruptcy Code.

SECTION 3.  CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS

        Claims against and Equity Interests in the Debtor are divided into the following Classes:

        Class 1 -- Priority Non-Tax Claims

        Class 2 -- Secured Claims

        Class 3 -- BTA Installment Note Claims

        Class 4 -- Unsecured Claims

        Class 5 -- Other Old Senior Note Claims

        Class 6 -- MCI WorldCom Claims and Interests

        Class 7 -- Indemnity Claims

        Class 8 -- Old Common Stock Interests

        Class 9 -- Other Equity Interests

SECTION 4.  PROVISIONS FOR TREATMENT OF CLAIMS AND EQUITY INTERESTS

        4.1.  Priority Non-Tax Claims (Class 1).

        On the Effective Date, except to the extent that a holder of an Allowed Priority Non-Tax Claim agrees to a different treatment of such Allowed Priority Non-Tax Claim, each Allowed Priority Non-Tax Claim shall be unimpaired in accordance with section 1124 of the Bankruptcy Code. All Allowed Priority Non-Tax Claims which are not due and payable on or before the Effective Date shall be paid in the ordinary course of business in accordance with the terms thereof.

        4.2.  Secured Claims (Class 2).

        On the Effective Date, except to the extent that a holder of an Allowed Secured Claim agrees to a different treatment of such Allowed Secured Claim, each Allowed Secured Claim shall be reinstated or rendered unimpaired in accordance with section 1124 of the Bankruptcy Code. All Allowed Secured Claims which are not due and payable on or before the Effective Date shall be paid in the ordinary course of business in accordance with the terms thereof.

        4.3.  BTA Installment Note Claims (Class 3).

        Each BTA Installment Note Claim shall be Allowed as of the Petition Date in the amount of outstanding principal plus accrued and unpaid interest owed in respect thereof on the Petition Date. On the Effective Date, each holder of an Allowed BTA Installment Note Claim shall be reinstated or rendered unimpaired in accordance with section 1124 of the Bankruptcy Code. All Allowed BTA Installment Note Claims which are not due and payable on or before the Effective Date shall be paid in the ordinary course of business in accordance with the terms thereof.

        4.4.  Unsecured Claims (Class 4).

        Each Allowed Unsecured Claim shall be rendered unimpaired in accordance with section 1124 of the Bankruptcy Code. All Allowed Unsecured Claims which are not due and payable on or before the Effective Date shall be paid in the ordinary course of business in accordance with the terms thereof.

        In any event, all Allowed Claims in Class 4 thathave become due and payable on or before the Effective Date (unless previously paid) will be paid in full, in Cash (with interest to the extent permitted by the Bankruptcy Court), on, or as soon as practicable after the Effective Date, or at such other time as is mutually agreed upon by the Debtors and the holder of such Claim, or if not due and payable on the Effective Date, such Claims will be reinstated and paid in full in accordance with their respective terms or otherwise rendered impaired.

        4.5.  Other Old Senior Note Claims (Class 5).

        On the Effective Date, each Other Old Senior Note Claim shall be Allowed in the amount of outstanding principal plus accrued and unpaid interest owed in respect thereof on the Effective Date, or accreted value as of the Effective Date, as applicable. On the Effective Date, each holder of an Allowed Other Old Senior Note Claim will be paid in full, in Cash the amount of its Allowed Other Old Senior Note Claims. The Old Senior Notes and any Equity Interests issued in connection therewith shall be cancelled on the Effective Date.

        4.6.  MCI WorldCom Claims and Interests (Class 6)

        Notwithstanding anything herein to the contrary, on the Effective Date, in respect of the MCI WorldCom Claims and Interests and the Cash payments required under section 6.3 hereof, MCI WorldCom shall receive only the New Common Stock. MCI WorldCom Claims and Interests, including the MCI WorldCom Old Senior Notes, shall be cancelled on the Effective Date.

        4.7.  Indemnity Claims (Class 7).

        On the Effective Date, holders of Allowed Indemnity Claims shall be entitled to assert such Claims against the Debtor but only to the extent of any available coverage under any applicable directors' and officers' insurance.

        For purposes of voting on the Plan only, the amount of each Allowed Indemnity Claim shall be deemed to be $1.

        4.8.  Old Common Stock Interests (Class 8).

        On the Effective Date, each holder of an Allowed Old Common Stock Interest will receive, in full satisfaction of such Allowed Old Common Stock Interest, Cash in an amount equal to (i) in the case of a holder of Old Common Stock, the number of shares of Old Common Stock multiplied by the Old Common Stock Share Amount or (ii) in the case of a holder of an Old Unexercised Option and Warrant, (x) the number of shares of common stock of the Debtor which such Old Unexercised Option and Warrant entitled such holder to purchase multiplied by the Old Common Stock Share Amount minus (y) the aggregate exercise price payable under such Old Unexercised Option and Warrant to purchase such number of shares of common stock. On the Effective Date, the Old Common Stock and the Old Unexercised Options and Warrants shall be cancelled.

        4.9.  Other Equity Interests (Class 9).

        On the Effective Date, all Other Equity Interests will be cancelled
and  the  holders   of   such  Equity   Interests  shall  not  receive  any
distribution in respect thereof.

        4.10.  Alternative Treatment for Holders of Allowed Claims.

        Notwithstanding the treatment provided for holders of Allowed Claims in this Section 4, Reorganized Wireless and the holder of an Allowed Claim may agree to other treatment of such Claim, including payment in Cash, provided that such treatment shall not provide a return having a present value in excess of the present value of the distribution that otherwise would be made to such holder under Section 4 hereof.

        Pursuant to the Alex. Brown Stipulation, Alex Brown has agreed to treatment of its Claim in the manner set forth therein; provided, however, in lieu of the 50,000 shares of New Common Stock prescribed thereby, Alex. Brown will receive $1,478,500 in Cash on the Effective Date.

SECTION 5.  IDENTIFICATION OF CLASSES OF CLAIMS AND INTERESTS IMPAIRED;
                ACCEPTANCE OR REJECTION OF THE PLAN

        5.1.  Holders of Claims and Equity Interests Entitled to Vote.

        Each of Class 5 (Other Old Senior Note Claims), Class 6 (MCI WorldCom Claims and Interests), Class 7 (Indemnity Claims), and Class 8 (Old Common Stock Interests) is impaired by the Plan and the holders of Claims or Equity Interests in each of such Classes are entitled to vote to accept or reject the Plan.

        5.2.  Holders of Claims and Equity Interests Not Entitled to Vote.

        Each of Class 1 (Priority Non-Tax Claims), Class 2 (Secured Claims), Class 3 (BTA Installment Note Claims) and Class 4 (Unsecured Claims) is unimpaired by the Plan and the holders of Claims in each of such Classes are conclusively presumed to have accepted the Plan and are not entitled to vote to accept or reject the Plan.

        Class 9 (Other Equity Interests) is impaired and will not receive or retain any property on account of its Equity Interests. Therefore, it is deemed to have rejected the Plan by operation of section 1126(g) of the Bankruptcy Code and it is not entitled to vote to accept or reject the Plan.

SECTION 6.  MEANS OF IMPLEMENTATION

        6.1.  Distributions.

        On the Effective Date, Reorganized Wireless shall make or cause to be made to the holders of Allowed Claims and Allowed Equity Interests the distributions of New Common Stock and Cash as provided in Section 4 hereof. Disputed Claims shall be resolved in accordance with Section 8 hereof and, if a Disputed Claim becomes an Allowed Claim by Final Order, distributions shall be made on account of such Claims in accordance with Section 8.3 hereof.

        6.2.  Issuance of New Securities.

        The  issuance of the 1000 shares of New Common Stock by Reorganized
Wireless  is   hereby  authorized  without  further  act  or  action  under applicable  law, regulation, order or rule.

        6.3.  Cash Payments by MCI WorldCom.

        On the Effective Date, MCI WorldCom shall pay to the Debtor such Cash as is necessary to make the Cash distributions and any other Cash payments required hereunder. Following the Effective Date, Reorganized Wireless and MCI WorldCom shall determine the terms and conditions for any repayment of Cash paid by MCI WorldCom pursuant to this section 6.3.

        6.4.  Exit Financing.

        The Postpetition Financing shall continue in effect in accordance with its terms.

        6.5.  Bankruptcy Incentive Compensation.

        On the Effective Date, Reorganized Wireless shall, subject to the immediately following sentence, make Cash payments to the management of the Debtor totaling $8,129,640 with the allocation of such amount to be determined by the Debtor's existing Board of Directors. The Debtor's existing Board of Directors in consultation with MCI WorldCom and with the consent of the affected recipient may determine that a portion of the payments to be made will be deferred.

        6.6.  Cancellation of Existing Securities and Agreements.

        On the Effective Date, the 1995 Senior Notes, the 1996 Senior Discount Notes and the Equity Interests shall (a) be cancelled and (b) have no effect other than the right to participate in the distributions, if any, provided under the Plan in respect of Claims and Equity Interests. Except for purposes of effectuating the distributions under the Plan on the Effective Date, the Old Indentures shall be cancelled.

        6.7.  Corporate Action.

        (a) Board of Directors of Reorganized Wireless. On the Effective Date, the operation of Reorganized Wireless shall become the general responsibility of its Board of Directors, subject to, and in accordance with, the Charter and by-laws. The initial Board of Directors of
Reorganized Wireless shall consist of three members selected by MCI WorldCom. The initial members of the Board of Directors of Reorganized Wireless shall be disclosed in such other filing as may be made with the Bankruptcy Court. The directors of the Debtor immediately prior to the Effective Date shall resign as of the Effective Date and shall be replaced by the Board of Directors of Reorganized Wireless.

        (b) Officers of Reorganized Wireless. The initial officers of Reorganized Wireless are or shall be disclosed in the Disclosure Statement or such other filing as may be made with the Bankruptcy Court. The selection of officers of Reorganized Wireless after the Effective Date shall be as provided in its Charter and by-laws. On the Effective Date, Reorganized Wireless shall enter into management contracts with the officers of the Debtor on terms consistent with those set forth in the Disclosure Statement.

        6.8.  Restated Certificate of Incorporation.

        On the Effective Date, or as soon thereafter as is practicable, Reorganized Wireless shall file with the Secretary of State of the State of Delaware in accordance with section 303 of the DGCL, the Charter which shall, among other things, prohibit Reorganized Wireless from creating, designating, authorizing or causing to be issued any class or series of non-voting stock. On the Effective Date, the Charter shall automatically become effective, and all other matters provided unde this Plan involving the corporate structure of Reorganized Wireless, or corporate action by it, shall be deemed to have occurred and shall be in effect from and after the Effective Date pursuant to section 303 of the DGCL without any requirement of further action by the stockholders, the directors of Reorganized Wireless or Reorganized Wireless.

SECTION 7.  PROVISIONS GOVERNING DISTRIBUTIONS

        7.1.  Date of Distributions.

        Unless otherwise provided herein, any distributions and deliveries to be made hereunder shall be made on the Effective Date or as soon as practicable thereafter and deemed made on the Effective Date. In the event that any payment or act under the Plan is required to be made or performed on a date that is not a Business Day, then the making of such payment or the performance of such act may be completed on the next succeeding Business Day, and if so completed shall be deemed to have been completed as of the required date.

        7.2.  Disbursing Agent.

        All distributions under the Plan shall be made by Reorganized Wireless as Disbursing Agent or such other entity designated by Reorganized Wireless as a Disbursing Agent on the Effective Date. A Disbursing Agent shall not be required to give any bond or surety or other security for the performance of its duties unless otherwise ordered by the Bankruptcy Court, and, in the event that a Disbursing Agent is so otherwise ordered, all costs and expenses of procuring any such bond or surety shall be borne by Reorganized Wireless.

        7.3.  Surrender of Instruments.

        As  a  condition  to receiving any distribution under the Plan each holder of a 1995 Senior Note, 1996 Senior Discount Note or Old Common Stock Interest must surrender such 1995 Senior Note, 1996 Senior Discount Note or Old Common Stock Interest to Reorganized Wireless or its designee. Any holder of a 1995 Senior Note, 1996 Senior Discount Note or Old Common Stock Interest that fails to (a) surrender such instrument or (b) execute and deliver an affidavit of loss and/or indemnity reasonably satisfactory to Reorganized Wireless and, if so requested, furnish a bond in form, substance, and amount reasonably satisfactory to Reorganized Wireless before the first anniversary of the Effective Date shall be deemed to have forfeited all rights and claims and may not participate in any distribution under the Plan.

        7.4.  Compensation of Professionals.

        Each person retained or requesting compensation in the Chapter 11 Case pursuant to section 330 or 503(b) of the Bankruptcy Code shall be required to file an application for allowance of final compensation and reimbursement of expenses in the Chapter 11 Case on or before a date to be determined by the Bankruptcy Court in the Confirmation Order or any other order of the Bankruptcy Court. Objections to any application made under this section 7.4 shall be filed on or before a date to be fixed and determined by the Bankruptcy Court in the Confirmation Order or other order of the Bankruptcy Court.

        7.5.  Delivery of Distributions.

        Subject to Bankruptcy Rule 9010, all distributions to any holder of an Allowed Claim or an Allowed Equity Interest shall be made at the address of such holder as set forth on the Schedules filed with the Bankruptcy Court or on the books and records of the Debtor or its agents, unless the Debtor or Reorganized Wireless, as applicable, have been notified in writing of a change of address, including, without limitation, by the filing of a proof of claim or interest by such holder that contains an address for such holder different from the address reflected on such Schedules for such holder. In the event that any distribution to any holder is returned as undeliverable, the Disbursing Agent shall use reasonable efforts to determine the current address of such holder, but no distribution to such holder shall be made unless and until the Disbursing Agent has determined the then current address of such holder, at which time such distribution shall be made to such holder without interest; provided that such distributions shall be deemed unclaimed property under section 347(b) of the Bankruptcy Code at the expiration of one year from the Effective Date. After such date, all unclaimed property or interest in property shall revert to Reorganized Wireless, and the claim of any other holder to such property or interest in property shall be discharged and forever barred.

        7.6.  Manner of Payment Under the Plan.

        At the option of the Disbursing Agent, any Cash payment to be made hereunder may be made by a check or wire transfer or as otherwise required or provided in applicable agreements.

        7.7.  Setoffs and Recoupment.

        The Debtor may, but shall not be required to, setoff against, or recoup from, any Claim and the payments to be made pursuant to the Plan in respect of such Claim (other than Old Senior Note Claims), any claims of any nature whatsoever that the Debtor may have against the claimant, but neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by the Debtor of any such claim it may have against such claimant.

        7.8.  Distributions After Effective Date.

        Distributions made after the Effective Date to holders of Disputed Claims that are not Allowed Claims as of the Effective Date but which later become Allowed Claims shall be deemed to have been made on the Effective Date.

        7.9.  Rights and Powers of Disbursing Agent.

        (a) Powers of the Disbursing Agent. The Disbursing Agent shall be empowered to (i) effect all actions and execute all agreements, instruments and other documents necessary to perform its duties under the Plan, (ii) make all distributions contemplated hereby, (iii) employ professionals to represent it with respect to its responsibilities and (iv) exercise such other powers as may be vested in the Disbursing Agent by order of the Bankruptcy Court, pursuant to the Plan, or as deemed by the Disbursing Agent to be necessary and proper to implement the provisions hereof.

        (b) Expenses Incurred on or After the Effective Date. Except as otherwise ordered by the Bankruptcy Court, the amount of any reasonable fees and expenses incurred by the Disbursing Agent on or after the Effective Date (including, without limitation, taxes) and any reasonable compensation and expense reimbursement claims (including, without limitation, reasonable attorney fees and expenses) made by the Disbursing Agent shall be paid in Cash by Reorganized Wireless.

        7.10.  Exculpation.

        The Debtor, Reorganized Wireless, MCI WorldCom and the Disbursing Agent, and their respective members, partners, officers, directors, employees and agents (including any attorneys, financial advisors, investment bankers and other professionals retained by such persons) shall have no liability to any holder of any Claim or Equity Interest for any act or omission in connection with, or arising out of, the Disclosure Statement, the Plan, the solicitation of votes for and the pursuit of confirmation of the Plan, the consummation of the Plan, the plan of reorganization and disclosure statement filed on March 15, 1999, the administration of the Plan or the property to be distributed under the Plan or the Chapter 11 Case, except for willful misconduct or gross negligence as determined by a Final Order of the Bankruptcy Court and, in all respects, shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan and the Chapter 11 Case.

SECTION 8.  PROCEDURES FOR TREATING DISPUTED CLAIMS UNDER THE PLAN

        8.1.  Disputed Claims Process.

        Except as to applications for allowances of compensation and reimbursement of expenses under sections 330 and 503 of the Bankruptcy Code, the Debtor or Reorganized Wireless shall have the exclusive right to make and file objections to Administrative Expense Claims, Claims and Equity Interests subsequent to the Confirmation Date. All objections shall be litigated to Final Order; provided, however, that Reorganized Wireless shall have the authority to compromise, settle, otherwise resolve or withdraw any objections, without approval of the Bankruptcy Court. Unless otherwise ordered by the Bankruptcy Court, the Debtor or
Reorganized Wireless shall file all objections to Administrative Expense Claims that are the subject of proofs of claim or requests for payment filed with the Bankruptcy Court (other than applications for allowances of compensation and reimbursement of expenses), Claims and Equity Interests and serve such objections upon the holder of the Administrative Expense Claim, Claim or Equity Interest as to which the objection is made as soon as is practicable, but in no event later than (a) ninety (90) days after the Effective Date or the date on which a proof of claim or request for payment is filed with the Bankruptcy Court or (b) such later date as may be approved by the Bankruptcy Court.

        8.2.  No Distributions Pending Allowance.

        Notwithstanding any other provision hereof, if any portion of a Claim is a Disputed Claim, no payment or distribution provided hereunder shall be made on account of such Claim unless and until such Disputed Claim becomes an Allowed Claim.

        8.3.  Distributions After Allowance.

        To  the  extent  that a Disputed Claim  or Disputed Equity Interest ultimately becomes an Allowed Claim or Allowed Equity Interest, a distribution shall be made to the holder of such Allowed Claim or Allowed Equity Interest in accordance with the provisions of the Plan. As soon as practicable after the date that the order or judgment of the Bankruptcy Court allowing any Disputed Claim or Disputed Equity Interest becomes a Final Order, the Disbursing Agent shall provide to the holder of such Claim or Equity Interest the distribution to which such holder is entitled under the Plan.

        8.4.  Voting Rights of Holders of Disputed Claims.

        Pursuant to Bankruptcy Rule 3018(a), a Disputed Claim will not be counted for purposes of voting on the Plan to the extent it is disputed, unless an order of the Bankruptcy Court is entered after notice and a hearing temporarily allowing the Disputed Claim for voting purposes under

Bankruptcy Rule 3018(a). Such disallowance for voting purposes is without prejudice to the claimant's right to seek to have its Disputed Claim allowed for purposes of distribution under the Plan.

SECTION 9.  PROVISIONS GOVERNING EXECUTORY CONTRACTS AND UNEXPIRED LEASES

        9.1.  Assumption or Rejection of Contracts and Leases.

        This Plan constitutes a motion by the Debtor to assume, as of the Effective Date, all executory contracts and unexpired leases to which the Debtor is a party, except for an executory contract or unexpired lease that (a) has been assumed or rejected pursuant to Final Order of the Bankruptcy Court, (b) is specifically rejected on Schedule 9.1 hereto filed by the Debtor on or before 10 Business Days prior to the commencement of the hearing on approval of the Plan or such later date as may be fixed by the Bankruptcy Court, (c) is the subject of a separate motion filed under section 365 of the Bankruptcy Code by the Debtor prior to the filing of the schedule described in section 9.1(b) hereof or (d) is otherwise assumed hereunder. For purposes hereof, each executory contract and unexpired lease listed on Schedule 9.1 hereto that relates to the use or occupancy of real property shall include (i) modifications, amendments, supplements, restatements, or other agreements made directly or indirectly by any agreement, instrument, or other document that in any manner affects such executory contract or unexpired lease, without regard to whether such agreement, instrument or other document is listed on Schedule 9.1 hereto and (ii) executory contracts or unexpired leases appurtenant to the premises listed on Schedule 9.1 hereto including all easements, licenses, permits, rights, privileges, immunities, options, rights of first refusal, powers, uses, usufructs, reciprocal easement agreements, vault, tunnel or bridge agreements or franchises, and any other interests in real estate or rights in rem relating to such premises to the extent any of the foregoing are executory contracts or unexpired leases, unless any of the foregoing agreements are assumed.

        9.2.  Amendments to Schedule; Effect of Amendments.

        The Debtor shall assume each of the executory contracts and unexpired leases not listed on Schedule 9.1 hereto; provided, that the Debtor may at any time on or before the first Business Day before the date of the commencement of the Confirmation Hearing amend Schedule
9.1 hereto to delete or add any executory contract or unexpired lease thereto, in which event such executory contract or unexpired lease shall be deemed to be, respectively, assumed and, if applicable, assigned as provided therein, or rejected. The Debtor shall provide notice of any amendments to Schedule 9.1 hereto to the parties to the executory
contracts  or  unexpired  leases  affected  thereby.   The  fact  that  any
contract or lease is scheduled on Schedule 9.1 hereto shall not constitute or be construed to constitute an admission by the Debtor that the Debtor has any liability thereunder.

        9.3.  Bar to Rejection Damage Claims.

        In the event that the rejection of an executory contract or unexpired lease by the Debtor results in damages to the other party or parties to such contract or lease, a Claim for such damages, if not heretofore evidenced by a filed proof of claim, shall be forever barred and shall not be enforceable against the Debtor, or its properties or interests in property as agents, successors, or assigns, unless a proof of claim is filed with the Bankruptcy Court and served upon counsel for the Debtor on or before 30 days after the earlier to occur of (a) the giving of notice to such party under section 9.1 or 9.2 hereof and (b) the entry of an order by the Bankruptcy Court authorizing rejection of a particular executory contract or lease.

        9.4.  Indemnification Obligations.

        The obligations of the Debtor pursuant to, or under its, certificate or articles of incorporation, by-laws, contract, applicable state law or otherwise to indemnify its directors and officers who were not a director or officer, respectively, at any time on or after August 1, 1998 shall be deemed to be, and shall be treated as though they are, executory contracts that are rejected under the Plan. Any Claims arising from such rejection shall be treated as Indemnity Claims under Section 4.7 hereof.

SECTION 10.  CONDITIONS PRECEDENT TO EFFECTIVE DATE

        10.1.  Conditions Precedent to Effective Date of the Plan.

        The occurrence of the Effective Date of the Plan is subject to satisfaction of the following conditions precedent:

        (a) The Confirmation Order, in form and substance reasonably acceptable to the Debtor and MCI WorldCom, shall have been entered by the Clerk of the Bankruptcy Court and there shall not be a stay or injunction in effect with respect thereto.

        (b) An order shall have been entered by the Bankruptcy Court estimating the Bondholder Litigation Claims and the Stockholder Litigation Claims at zero.

        (c) All Unsecured Claims shall have become Allowed Claims, Disallowed Claims or estimated for distribution purposes hereunder by Final Order(s) or by operation of law and the aggregate amount of all such Allowed Unsecured Claims and estimated Unsecured Claims, if any, shall not exceed $10 million.

        (d) The Debtor shall have received approval from the Federal Communications Commission ("FCC") of all of the Debtor's transfer of control applications requesting FCC approval of the transfer of the basic trading areas authorizations and channel licenses held directly or indirectly by the Debtor (or its affiliates).

        (e) All other actions and all agreements, instruments or other documents necessary to implement the terms and provisions hereof shall have been effected, including the payment set forth in section 6.3 hereof.

        10.2.  Waiver of Conditions Precedent.

        Each of the conditions precedent in section 10.1 hereof may be waived, in whole or in part, by the Debtor, with the prior written consent of MCI WorldCom. Any such waivers of a condition precedent in section 10.1 hereof may be effected at any time, without notice, without leave or order of the Bankruptcy Court and without any formal action (other than by the Debtor and MCI WorldCom).

SECTION 11.  EFFECT OF CONFIRMATION

        11.1.  Vesting of Assets.

        On the Effective Date, the Debtor, its properties and interests in property and its operations shall be released from the custody and jurisdiction of the Bankruptcy Court, and the estate of the Debtor shall vest in Reorganized Wireless. From and after the Effective
Date, Reorganized Wireless may operate its business and may use, acquire and dispose of property free of any restrictions of the Bankruptcy Code or the Bankruptcy Rules, subject to the terms and conditions of the Plan.

        11.2.  Binding Effect.

        Except as otherwise provided in section 1141 (d)(3) of the Bankruptcy Code and subject to the occurrence of the Effective Date, on and after the Confirmation Date, the provisions of the Plan shall bind any holder of a Claim against, or Equity Interest in, the Debtor and such holder's respective successors and assigns, whether or not the Claim or Equity Interest of such holder is impaired under the Plan and whether or not such holder has accepted the Plan.

        11.3.  Discharge of Debtor.

        Except to the extent otherwise provided herein, the treatment of all Claims against or Equity Interests in the Debtor hereunder shall be in exchange for and in complete satisfaction, discharge and release of all Claims against or Equity Interests in the Debtor of any nature whatsoever, known or unknown, including, without limitation, any interest accrued or expenses incurred thereon from and after the Petition Date, or against its estate or properties or interests in property. Except as otherwise provided herein, upon the Effective Date, all Claims against and Equity Interests in the Debtor will be satisfied, discharged and released in full exchange for the consideration provided hereunder. Except as otherwise provided herein, all entities shall be precluded from asserting against the Debtor or Reorganized Wireless or their respective properties or interests in property, any other Claims based upon any act or omission, transaction or other activity of any kind or nature that occurred prior to the Effective Date.

        11.4.  Term of Injunctions or Stays.

        Unless otherwise provided, all injunctions or stays arising under or entered during the Chapter 11 Case under section 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the Effective Date.

        11.5.  Indemnification Obligations.

        Subject to the occurrence of the Effective Date, the obligations of the Debtor, only to the extent permitted under the laws of the State of Delaware, to indemnify, defend or reimburse directors or officers who were or are directors or officers of the Debtor on or after August 1, 1998, respectively, against any claims or causes of action as provided in the Debtor's certificate of incorporation, by-laws, applicable state law or contract shall survive confirmation of the Plan, remain unaffected thereby and not be discharged.

        11.6.  Releases.

        On the Effective Date, the Debtor, on behalf of itself and its non-debtor subsidiaries, will release the present and former officers and directors of the Debtor and its subsidiaries from any and all claims, obligations, suits, judgments, damages, rights, causes of action and liabilities whatsoever, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, based in whole or in part upon any action or omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to such officers and directors, the Debtor, the Chapter 11 Case or the Plan.

        On the Effective Date, MCI WorldCom shall be deemed to release the present and former officers and directors of the Debtor and its subsidiaries from any and all claims, obligations, suits, judgments, damages, rights, causes of action and liabilities whatsoever, whether know or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, based in whole or in part upon any action or omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to such officers and directors, the Debtor, the Chapter 11 Case or the Plan. Notwithstanding the foregoing and without limiting its effect, on the Effective Date, MCI WorldCom shall execute and deliver documents which will memorialize these releases.

SECTION 12.  WAIVER OF AVOIDANCE ACTION CLAIMS

        Effective   as   of   the  Effective  Date,  the  Debtor waives the
right to prosecute any avoidance or recovery actions under section 547 of the Bankruptcy Code that belong to the Debtor or Debtor in Possession.

SECTION 13.  RETENTION OF JURISDICTION

        The Bankruptcy Court shall have exclusive jurisdiction of all matters arising out of, or related to, the Chapter 11 Case and the Plan pursuant to, and for the purposes of, sections 105(a) and 1142 of the Bankruptcy Code and for, among other things, the following purposes:

        (a) To hear and determine pending applications for the assumption or rejection of executory contracts or unexpired leases and the allowance of Claims resulting therefrom.

        (b) To determine any and all adversary proceedings, applications and contested matters, including, without limitation, under sections 544, 545, 548, 549, 550, 551 and 553 of the Bankruptcy Code.

        (c) To ensure that distributions to holders of Allowed Claims and Allowed Equity Interests are accomplished as provided herein.

        (d) To hear and determine any timely objections to Administrative Expense Claims or to proofs of claim and equity interests, including, without limitation, any objections to the classification of any Claim or Equity Interest, and to allow or disallow any Disputed Claim or Disputed Equity Interest, in whole or in part.

        (e)  To enter  and  implement  such orders as may be  appropriate in
the event  the  Confirmation Order is  for   any   reason  stayed,  revoked,
modified or vacated.

        (f) To issue such orders in aid of execution of the Plan, to the extent authorized by section 1142 of the Bankruptcy Code.

        (g) To consider any amendments to or modifications of the Plan, or to cure any defect or omission, or reconcile any inconsistency, in any order of the Bankruptcy Court, including, without limitation, the Confirmation Order.

        (h) To hear and determine all applications under sections 330, 33l and 503(b) of the Bankruptcy Code for awards of compensation for services rendered and reimbursement of expenses incurred prior to the Confirmation Date.

        (i) To hear and determine disputes arising in connection with the interpretation, implementation or enforcement of the Plan, the Confirmation Order, any transactions or payments contemplated hereby or any agreement, instrument or other document governing or relating to any of the foregoing.

        (j)  To hear and  determine  matters   concerning  state, local and
federal taxes in accordance with sections 346, 505 and 1146 of the Bankruptcy Code.

        (k)  To hear any  other matter not inconsistent with the Bankruptcy
Code.

        (l) To hear and determine all disputes involving the existence, scope and nature of the discharges granted under section 11.3 hereof.

        (m) To issue injunctions and effect any other actions that may be necessary or desirable to restrain interference by any entity with the consummation or implementation of the Plan.

        (n)  To enter a final decree closing the Chapter 11 Case.

SECTION 14.  MISCELLANEOUS PROVISIONS

        14.1.  Payment of Statutory Fees.

        All fees payable under section 1930, chapter 123, title 28, United States Code, as determined by the Bankruptcy Court at the Confirmation Hearing, shall be paid on the Effective Date. Any such fees accrued after the Effective Date will constitute an Allowed Administrative Expense Claim and be treated in accordance with section 2.1 hereof.

        14.2.  Retiree Benefits.

        The Debtor does not have any obligations for any retiree benefits implicated by Section 1129(a)(13) of the Bankruptcy Code.

        14.3.  Administrative  Expenses  Incurred  After  the  Confirmation
                        Date.

        Administrative expenses incurred by the Debtor or Reorganized Wireless after the Confirmation Date, including (without limitation) Claims for professionals' fees and expenses, shall not be subject to application and may be paid by the Debtor or Reorganized Wireless, as the case may be, in the ordinary course of business and without further Bankruptcy Court approval; provided, however, that no Claims for professional fees and expenses incurred after the Confirmation Date shall be paid until after the occurrence of the Effective Date.

        14.4.  Section 1125(e) of the Bankruptcy Code.

        As of the Confirmation Date, the Debtor shall be deemed to have solicited acceptances of the Plan in good faith and in compliance with the applicable provisions of the Bankruptcy Code. The Debtor and MCI WorldCom (and each of their respective affiliates, agents, directors, officers, employees, investment bankers, financial advisors, attorneys and other professionals) have, and shall be deemed to have, participated in good faith and in compliance with the applicable provisions of the
Bankruptcy Code in the offer and issuance of the securities under the Plan, and therefore are not, and on account of such offer, issuance and solicitation will not be, liable at any time for the violation of any applicable law, rule or regulation governing the solicitation of acceptances or rejections of the Plan or the offer and issuance of securities under the Plan.

        14.5.  Compliance with Tax Requirements.

        In connection with the consummation of the Plan, the Debtor shall comply with all withholding and reporting requirements imposed by any taxing authority, and all distributions hereunder shall be subject to such withholding and reporting requirements.

        14.6.  Severability of Plan Provisions.

        In the event that, prior to the Confirmation Date, any term or provision of the Plan is held by the Bankruptcy Court to be invalid, void or unenforceable, the Bankruptcy Court shall have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision shall then be applicable as altered or interpreted. Notwithstanding any such holding, alteration or interpretation, the remainder of the terms and provisions hereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated by such holding, alteration or interpretation. The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision hereof, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable in accordance with its terms. All actions taken under this section 14.6 shall require the consent of the Debtor and MCI WorldCom.

        14.7.  Notices.

        All notices, requests, and demands to or upon the Debtor to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:

                Wireless One, Inc.
                2506 Lakeland Drive
                Jackson, Mississippi 39208
                Attn:Thomas G. Noulles, Esq.
                Senior Vice President and General Counsel
                Telephone:  (601) 936-1515
                Telecopier:  (601) 936-1517

                and

                Latham & Watkins
                885 Third Avenue, Suite 1000
                New York, New York 10022
                Attn:  Martin N. Flics, Esq.
                Telephone:  (212) 906-1200
                Telecopier:  (212) 751-4864

                and

                Morris, Nichols, Arsht & Tunnell
                1201 North Market Street
                P.O. Box 1347
                Wilmington, Delaware 19899-1347
                Attn:  William H. Sudell, Jr., Esq.
                Telephone:  (302) 658-9200
                Telecopier:  (302) 658-3989
                and

                Bryan Cave LLP
                211 North Broadway, Suite 3600
                St. Louis, Missouri  63012-2750
                Attn: Gregory D. Willard, Esq.
                Telephone: (314) 259-2000
                Telecopier: (314) 259-2020

        14.8.  Governing Law.

        Except to the extent that the Bankruptcy Code or other federal law is applicable, or to the extent an Exhibit hereto provides otherwise, the rights, duties and obligations arising under the Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof.

        14.9.  Binding Effect.

        The  Plan  shall  be  binding upon and inure  to the benefit of the
Debtor, the holders of Claims and Equity Interests, and their respective successors and assigns, including, without limitation, Reorganized Wireless.

Dated: October __, 1999


                                      Respectfully submitted,

                                      Wireless One, Inc.

                                      By:__________________________
                                      Name:  Henry G. Schopfer, III
                                      Title: Executive Vice President, Chief
                                             Financial Officer and Secretary

                             INDEX OF EXHIBIT

EXHIBIT 1-Restated Certificate of Incorporation of Reorganized Wireless

EXHIBIT 1


                                 RESTATED

                       CERTIFICATE OF INCORPORATION

                                    OF

                            WIRELESS ONE, INC.


          Wireless One, Inc., a corporation incorporated and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

          A. The name of the Corporation is Wireless One, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 14, 1995, and amended and restated on July 24, 1995.

          B. This Restated Certificate of Incorporation has been duly adopted in accordance with Sections 242, 245 and 303 of the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law") and, pursuant to such provisions, this Restated Certificate of Incorporation is contained in an order, entered _____________, 1999, of the United States Bankruptcy Court for the District of Delaware, having jurisdiction over a proceeding for the reorganization of the Corporation commenced under Chapter 11 of the United States Bankruptcy Code.

          C. The Certificate of Incorporation of the Corporation, as amended and restated hereby, shall, upon the filing hereof with the Secretary of State of the State of Delaware, read in its entirety as follows:

                                 ARTICLE I

          The name of the Corporation is Wireless One, Inc.

                                ARTICLE II

          The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, Wilmington, Delaware, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company. The registered office and/or registered agent of the Corporation may be changed from time to time by action of the board of directors.

                                ARTICLE III

          The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which Corporations may be organized under the Delaware General Corporation Law.

                                ARTICLE IV

          The total number of shares of capital stock that the Corporation shall have authority to issue is 1,000, par value $.01 per share. No non-voting equity securities of the Corporation shall be issued by the Corporation.

                                 ARTICLE V

          All corporate powers of the Corporation shall be exercised by or under the direction of the Board of Directors except as otherwise provided herein or by applicable law. In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized:

               (i) to adopt, amend or repeal By-laws of the Corporation, subject to the right of the stockholders of the Corporation entitled to vote with respect thereto to adopt, amend or repeal By-laws made by the Board of Directors; and

               (ii) from time to time to determine whether and to what extent, at what time and place, and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of any stockholder; and no stockholder shall have any right to inspect any account or book or document of the Corporation except as provided by applicable law or the By-laws of the Corporation or as authorized by resolution of the stockholders or Board of Directors of the Corporation.

                                ARTICLE VI

          No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director; provided, however, that the foregoing shall not be deemed to eliminate or limit the liability of a director to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. This provision is not intended to eliminate or narrow any defenses to or protection against liability otherwise available to directors of the Corporation. No amendment to or repeal of this ARTICLE VI shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

          IN WITNESS WHEREOF, the undersigned, for the purpose of amending and restating the Corporation's Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware, does make this Restated Certificate of Incorporation on ______________, 1999.

                                   WIRELESS ONE, INC.

                                   By: _______________________